MEZZANINE SUBORDINATION OF ASSET MANAGEMENT AGREEMENT

This MEZZANINE SUBORDINATION OF MANAGEMENT AGREEMENT (this “Subordination”) is made as of July 24, 2026, by BLOCK 40 HOLDCO LLC, a Delaware limited liability company (“Borrower”) and 1818 MEZZ LENDER LLC, a Delaware limited liability company (together with its successors and/or assigns, “Lender”), and is consented and agreed to by GCF DEVELOPMENT, LLC, a Florida limited liability company (“Agent”).

RECITALS

A.                Pursuant to the terms of that certain Mezzanine Loan Agreement of even date herewith by and between Borrower and Lender (as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Loan Agreement”), Lender has agreed to loan to Borrower the principal sum of up to $10,000,000.00 (“Loan”) for the purposes specified in the Loan Agreement.

B.                 Borrower is the owner of 100% of the equity interests in Mortgage Borrower, which it has pledged to Lender as security for the Loan pursuant to the Pledge and Security Agreement.

C.                 Pursuant to that certain Asset Management Agreement dated November 14, 2025, between Mortgage Borrower (as successor-in-interest to Block 40, LLC, a Florida limited liability company) and Agent as successor in interest by assignment from Castle Residential Management, Inc. (the “Management Agreement”) (a true and correct copy of such Management Agreement is attached hereto as Exhibit A), Mortgage Borrower engaged Agent and Agent is entitled to certain management and other costs and fees (collectively, the “Management Fees”) thereunder.

D.                Lender requires as a condition to the making of the Loan that Agent subordinate its rights under the Management Agreement to the lien of the Pledge and Security Agreement.

E.                 Capitalized terms used herein without being defined shall have the respective meanings set forth in the Loan Agreement.

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                  Intentionally Omitted.

2.                  Subordination of Management Agreement. The Management Agreement and any and all liens, rights and interests (whether choate or inchoate and including, without limitation, all mechanic’s and materialmen’s liens under applicable law) owed, claimed or held, by Agent in and to the Property, are and shall be in all respects subordinate to the liens and security interests created, or to be created, for the benefit of Lender, under the Note and the performance of the obligations under the Loan Agreement and the other Loan Documents, and all renewals, extensions, increases, supplements, amendments, modifications or replacements thereof.

3.                  Termination. At such time as the Loan is paid in full, this Subordination shall automatically terminate without any further action on part of Borrower, Lender or any other party.

4.                  Estoppel. Borrower and Agent represent, warrant and covenant that (a) a true, correct and complete copy of the Management Agreement is attached hereto as Exhibit A, (b) the Management Agreement is in full force and effect and has not been modified, amended or assigned other than pursuant to this Subordination and as indicated in Recital B above and constitutes the entire agreement between Agent and Mortgage Borrower with respect to the asset management of the Property, (c) neither Agent nor Mortgage Borrower shall modify, amend, repeal, replace, restate, assign or supplement the Management Agreement without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed, (d) neither Mortgage Borrower nor Agent has received or sent any notice of default under any of the terms, covenants or provisions of the Management Agreement, (e) neither Agent nor Mortgage Borrower has commenced any action or given or received any notice for the purpose of terminating the Management Agreement, and (f) the Management Fees and all other sums due and payable to the Agent under the Management Agreement as of the date hereof have been paid in full.

5.                  Intentionally Omitted.

6.                  Receipt of Management Fees. Borrower and Agent hereby agree that, subject to Section 5 above, Agent shall not be entitled to receive any Management Fees or other fee, commission or other amount payable to Agent under the Management Agreement for and during any period of time after the Management Agreement is terminated in accordance with Section 5 of that certain Assignment and Subordination of Management Agreement, dated of even date herewith, by Mortgage Borrower in favor of Mortgage Lender; provided, that Agent may receive and retain any payments by Mortgage Borrower of any fees that accrued, became due and payable and were actually paid prior to the occurrence of such termination pursuant to the terms of the Management Agreement. Notwithstanding anything to the contrary contained herein, unless and until a Management Agreement Transfer occurs, Agent shall have no claims against Lender for the payment of any fees pursuant to the Management Agreement, including, without limitation, any accrued but unpaid Management Fees, termination fees or other similar fees or expenses. Until such date as a Management Agreement Transfer occurs, Agent shall look exclusively to Mortgage Borrower for payment or discharge of any obligations under the Management Agreement, and any claims against Mortgage Borrower for such fees shall be subject and subordinate to the liens of the Security Instrument and the other Loan Documents.

7.                  Consent and Agreement by Agent. Agent hereby acknowledges and consents to this Subordination. Agent agrees that it will act in conformity with the provisions of this Subordination and Lender’s rights hereunder or otherwise related to the Management Agreement. In the event that the responsibility for the management of the Property is transferred from Agent in accordance with the provisions hereof, Agent shall, and hereby agrees to, reasonably cooperate in transferring its responsibility to a new management company and use commercially reasonable efforts to effectuate such transfer no later than thirty (30) days from the date the Management Agreement is terminated. Further, Agent hereby agrees (a) not to contest or intentionally impede the exercise by Lender of any right it has under or in connection with this Subordination; and (b) that it shall, in the manner provided for in this Subordination, give at least thirty (30) days prior written notice to Lender of its intention to terminate the Management Agreement or otherwise discontinue its management of the Property. Agent further agrees that Lender shall have the right (subject to the rights of Mortgage Lender under the Mortgage Loan Agreement), but not the obligation, to cure any default of Mortgage Borrower within such thirty (30) day notice period prior to the termination of the Management Agreement by Agent.

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8.                  Further Assurances. Agent further agrees to (a) execute such affidavits and certificates as Lender shall reasonably require to further evidence the agreements herein contained; (b) on reasonable request from Lender, furnish Lender with copies of such information as Mortgage Borrower is entitled to receive under the Management Agreement; and (c) reasonably cooperate with Lender’s representative in any inspection of all or any portion of the Property to the extent such inspection is permitted under the Loan Agreement or the other Loan Documents.

9.                  Intentionally Omitted.

10.              Agent Not Entitled to Revenues. Without limiting Agent’s rights to receive any Management Fees pursuant to the terms of the Management Agreement, as modified hereunder, Agent acknowledges and agrees that it is collecting and processing the revenues from the Property solely as the agent for the Mortgage Borrower and Agent has no right to, or title in, the revenues. Notwithstanding anything to the contrary in the Management Agreement, the Agent acknowledges and agrees that the revenues are the sole property of the Mortgage Borrower, the equity interests in which are pledged to Lender. In any bankruptcy, insolvency or similar proceeding the Agent, or any trustee acting on behalf of the Agent, waives any claim to the revenues from the Property other than as such revenues may be used to pay the fees and compensation of the Agent pursuant to the terms and conditions of the Management Agreement.

11.              Governing Law. THIS SUBORDINATION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE APPLICABILITY OF ANY OF SUCH LAWS MAY NOW OR HEREAFTER BE PREEMPTED BY FEDERAL LAW, IN WHICH CASE SUCH FEDERAL LAW SHALL SO GOVERN AND BE CONTROLLING. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER, BORROWER, OR AGENT ARISING OUT OF OR RELATING TO THIS SUBORDINATION MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK AND EACH PARTY WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING.

12.              Notices. All notices, demands, or other communications under this Subordination shall be in writing and shall be delivered to the appropriate party at the addresses set forth below (subject to change from time to time by written notice to all other parties to this Subordination as provided below). All notices, demands or other communications shall be considered as properly given if delivered (i) personally or sent by first class United States Postal Service mail, postage prepaid, (ii) by Overnight Express Mail, (iii) by overnight commercial courier service, charges prepaid or (iv) email with a copy of such notice to follow sent by any method as set forth in (i)-(iii) above. Notices so sent shall be effective three (3) days after mailing, if mailed by first class mail, and otherwise upon delivery or refusal; provided, however, that non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. For purposes of notice, the address of the parties shall be:

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If to Lender: With a copy to:

1818 Mezz Lender LLC

c/o CCL Capital

420 Lexington Avenue, Suite 2100

New York, NY 10170

Attn: Adam Budgor

Email: xxxxxxx@cclcapital.com

Windels Marx Lane & Mittendorf, LLP
156 West 56th Street

New York, NY 10019

Attn: Wayne S. Cook, Jr., Esq.

Email: xxxxxx@windelsmarx.com

If to Borrower:

Block 40 Holdco LLC

c/o Stewards, Inc.

4300 N. University Drive, Suite D105

Lauderhill, FL 33351

Attn: Katy Murless, Chief Financial Officer

Email: xxxxxxx@stewards.com

With a copy to:

Scott Doney, Esq.

3651 Lindell Rd Ste D121

Las Vegas, NV 89103

Email: xxxxx@xxxxxxlawfirm.com

If to Agent:	GCF Development, LLC 1776 Polk Street Suite 200 Hollywood, FL 33020 Attn: Charles (Chip) R. Abele, Jr.

Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of not less than thirty (30) days’ notice to the other party in the manner set forth hereinabove. Notices, demands, and communications provided by legal counsel on behalf of any party to this Subordination pursuant to this Section 12 will be effective as notice by such party provided such notice clearly states that such legal counsel is acting on behalf of such party in connection with such notice, demand and/or communication.

13.              No Oral Change. This Subordination may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower, Lender or Agent, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

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14.              Secondary Market. Agent acknowledges that Lender and its successors and assigns may, to the extent permitted by the Loan Agreement, (i) sell, assign, pledge or otherwise transfer the Loan or any portion thereof or interest therein to any Person, (ii) sell participation interests in the Loan to any Person, or (iii) securitize the Loan or any portion thereof or interest therein in one or more private or public single asset or pooled loan securitizations, as detailed in the Loan Agreement (collectively and individually, each a “Secondary Market Transaction”). Agent shall cooperate in all reasonable respects with Lender in effectuating any such Secondary Market Transaction. Lender shall be permitted to share all such information (including, without limitation, the terms of this Subordination) with potential purchasers, participants or assignees of an interest in the Loan and the investment banking firms, accounting firms, law firms and other third-party advisory firms involved with the applicable Secondary Market Transaction. Other than for its own legal expenses in connection with any assignment, Agent shall not be required to incur costs, fees, or other expenses in connection with any sale, assignment, pledge or other transfer referenced in Section.

15.              Successors and Assigns. This Subordination shall be binding upon and inure to the benefit of Borrower, Agent, Lender and their respective successors and assigns forever. Subject to the terms of the Loan Agreement and other Loan Documents, Lender shall have the right to assign or transfer its rights under this Subordination in connection with any assignment of the Loan and the Loan Documents. Any assignee or transferee of Lender shall be entitled to all the benefits afforded to Lender under this Subordination. Except as otherwise permitted by the terms of the Loan Agreement or other Loan Documents, neither Borrower nor Agent shall have the right to assign or transfer its rights or obligations under this Subordination without the prior written consent of Lender, and any attempted assignment without such consent shall be null and void.

16.              Inapplicable Provisions. If any term, covenant or condition of this Subordination is held to be invalid, illegal or unenforceable in any respect, this Subordination shall be construed without such provision.

17.              Headings, etc. The headings and captions of various paragraphs of this Subordination are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

18.              Duplicate Originals, Counterparts. This Subordination may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Subordination may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Assignment. The failure of any party hereto to execute this Subordination, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

19.              Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

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20.              Waiver Of Trial By Jury. BORROWER, AGENT AND LENDER EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS SUBORDINATION OR ANY OTHER LOAN DOCUMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, AGENT AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

21.              Inconsistencies. In the event of any inconsistency between the terms and conditions of this Subordination and the terms and conditions of the Management Agreement, the terms and conditions set forth in this Subordination shall govern.

22.              Further Assurances. Agent further agrees to (a) execute such affidavits and certificates as Lender shall require to further evidence the agreements herein contained, (b) on request from Lender, furnish Lender with copies of such information as Mortgage Borrower is entitled to receive under the Management Agreement and (c) cooperate with Lender’s representative in any inspection of all or any portion of the Property.

23.              Miscellaneous. Wherever pursuant to this Subordination it is provided that Borrower pay any out-of-pocket costs and expenses, such costs and expenses shall include, but not be limited to, reasonable, out-of-pocket legal fees and disbursements of Lender to outside retained firms (but shall not include costs for internal legal personnel).

[Signature page(s) to follow]

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IN WITNESS WHEREOF, the undersigned have executed this Subordination as of the date first written above.

BORROWER:

BLOCK 40 HOLDCO LLC,

a Delaware limited liability company

By:

Name:

Its:

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LENDER:

1818 MEZZ LENDER LLC,

a Delaware limited liability company

By:____________________________

Name:

Its:

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AGENT:

GCF DEVELOPMENT, LLC,

a Florida limited liability company

By:

Name:

Its:

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EXHIBIT A

ASSET Management Agreement

(see attached)

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